CPG Vintage Access Fund IV, LLC

June 30, 2026 (UNAUDITED)
Investment Funds - (103.50%)	Acquisition Date	Cost	Fair Value
North America - (80.38%)
Buyout - (34.10%)
HarbourVest Partners Co-Investment Fund VI L.P.(a)(b)(c)	4/13/2022	$24,999,228	$33,649,076
NB Select Opportunities Fund IV, L.P.(a)(b)(c)(d)	5/11/2021	16,476,000	24,914,027
Partners Group Direct Equity 2019 (USD) A, L.P.(a)(b)	8/2/2021	20,193,435	22,584,682
Vistria Fund IV, LP(a)(b)(e)	6/30/2021	18,471,932	28,545,740
Total Buyout		80,140,595	109,693,525
Credit - (7.83%)
Ares Private Credit Solutions II, L.P.(a)(b)	10/28/2021	20,586,949	25,187,406
Total Credit		20,586,949	25,187,406
Growth - (38.45%)
Blackstone Tactical Opportunities Fund IV, L.P.(a)(b)	12/31/2021	19,284,127	22,771,077
Blue Owl Healthcare Opportunities IV, L.P.(a)(b)(c)	9/22/2021	28,643,537	34,802,761
Invesco Venture Alpha Fund II, L.P.(a)(b)(c)	11/19/2021	23,610,878	36,191,453
North Haven Expansion Equity IX LP(a)(b)(c)	1/20/2022	27,533,063	29,935,831
Total Growth		99,071,605	123,701,122
Total North America		199,799,149	258,582,053
Global - (23.12%)
Credit - (12.15%)
Apollo Hybrid Value Fund II, L.P.(a)(b)	1/31/2022	28,742,811	33,990,910
OHA Strategic Credit Fund III, L.P.(a)(b)(c)	12/31/2024	5,500,000	5,099,328
Total Credit		34,242,811	39,090,238
Growth - (10.97%)
General Atlantic Investment Partners 2021, L.P.(a)(b)(d)	6/14/2021	28,714,867	35,307,273
Total Growth		28,714,867	35,307,273
Total Global		62,957,678	74,397,511
Total Investment Funds		$262,756,827	$332,979,564

Total Investments - (103.50%)		$262,756,827	$332,979,564
Liabilities in Excess of Other Assets- (-3.50%)			(11,259,679)
Net Assets - (100.00%)			$321,719,885

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $332,979,564, which represents 103.50% of net assets as of June 30, 2026.

(b)	The Fund held unfunded commitments in the investment as of June 30, 2026.
(c)	Non-income producing security.
(d)	Security is held, in its entirety or partially, by CPG VA Acquisition Fund IV, LLC.
(e)	Security is held by CPG VA Acquisition Fund IV No. 2, LLC.

CPG Vintage Access Fund IV, LLC
SUMMARY OF INVESTMENTS (AS A PERCENTAGE OF TOTAL NET ASSETS)
Investment Funds
Global
Credit	12.15%
Growth	10.97%
Total Global	23.12%
North America
Buyout	34.10%
Credit	7.83%
Growth	38.45%
Total North America	80.38%
Total Investments in Investment Funds	103.50%

Total Investments at Fair Value	103.50%
Liabilities in Excess of Other Assets	-3.50%
Net Assets	100.00%

CPG VINTAGE ACCESS FUND IV, LLC
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2026 (UNAUDITED)

The following is a summary of significant accounting policies followed by CPG Vintage Access Fund IV, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•         Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•         Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•         Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820.  Other investments are assigned a level based upon observability of the inputs which are significant to the overall valuation.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Macquarie Wealth Advisors, LLC (the “Adviser”)  as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Board shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their consolidated financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used at June 30, 2026 in valuing the Fund’s assets and liabilities:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments Funds	$–	$–	$–	$332,979,564	$332,979,564
Total	$–	$–	$–	$332,979,564	$332,979,564

*	The Fund did not hold level 1, level 2, or level 3 securities at year end.

(1)

These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.